SCUDDER
                                                                     INVESTMENTS



--------------------------------------------------------------------------------
BOND/GLOBAL
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Scudder Global Bond Fund



Semiannual Report
April 30, 2001


The fund seeks total return with an emphasis on current income. Capital appreciation is a secondary goal.

Contents
--------------------------------------------------------------------------------




                       4   Letter from the Fund's President

                       6   Performance Update

                       8   Portfolio Summary

                       9   Portfolio Management Discussion

                      16   Glossary of Investment Terms

                      18   Investment Portfolio

                      21   Financial Statements

                      24   Financial Highlights

                      26   Notes to Financial Statements

                      35   Officers and Directors

                      36   Investment Products and Services

                      38   Account Management Resources

Scudder Global Bond Fund
--------------------------------------------------------------------------------
Class AARP                     ticker symbol SGBDX           fund number 161
Class S                        ticker symbol SSTGX           fund number 061
--------------------------------------------------------------------------------

Date of Inception:    o    Class S shares of Scudder Global Bond Fund provided a
3/1/91                     total return of 4.59% for the six-month period,
                           outperforming the fund's benchmark, the Salomon
                           Brothers World Government Bond Index, which returned
Total Net Assets as        2.06%.
of 4/30/01
--

                      o    The fund benefited from both currency hedge
Class AARP:                management and diverse country exposure.
$0.3 million

Class S:              o    The fund's U.S. holdings helped performance. The
$139.2 million             slowing of the U.S. economy created far more
                           bond-friendly conditions, while the government's buyback of debt, along with reduced issuance of Treasury securities, improved the outlook for U.S.
                           interest rates.

Letter from the Fund's President
--------------------------------------------------------------------------------

Dear Shareholders,

Several sectors of the global fixed-income markets, including the U.S. Treasury and high-grade corporate markets, have benefited from a "flight to quality" over the past six months. Investors, concerned about continued uncertainty in the equity, high-yield bond and emerging markets debt markets, looked for investments with the potential to decline less in price. Given this environment, Scudder Global Bond Fund maintained a fairly conservative posture during the period. Currently the fund has no high-yield exposure, and the fund's corporate credit exposure is limited to high-quality issuers. This positioning helped Scudder Global Bond Fund's Class S shares provide a total return of 4.59% over the past six months, compared to a 2.06% return for the Salomon Brothers World Government Bond Index, and a 4.15% return for the average global income fund as tracked by Lipper, Inc.

As Portfolio Managers Jan Faller and Jack Janasiewicz discuss in the interview that begins on page 9, the fund also benefited from currency hedging (see glossary) and country selection. The fund hedged a substantial portion of its euro and yen exposure, protecting it from the decrease in value of those currencies. Also, while the fund's exposure to emerging markets contributed to performance early in the period, this exposure was reduced as the outlook for these markets continued to decline. This has helped the fund because emerging markets bonds, which outperformed developed markets bonds early in the year, have not performed as well more recently. The fund's remaining emerging market debt is focused on higher-quality and lower-volatility securities.

For now, the fund's focus will primarily be on the United States and Europe. Although there have been signs of economic recovery, the fund managers remain cautious on the U.S. economy, mindful that weakness could continue for some time. Similarly, the fund's European position is partly a function of the managers' growth and inflation outlook for the region. We believe more stable growth will lead to a more positive outlook for the euro against the U.S. dollar, while containment of inflation should lead to a more positive outlook on interest rates. Scudder Global Bond Fund will continue to rely on rigorous fundamental and quantitative research, combined with disciplined risk management, to look for opportunities that may develop in global markets.

Thank you for your continued interest in Scudder Global Bond Fund. If you have any questions about your investment, please call us toll-free or visit us on the Web.

Sincerely,

/s/ Lin Coughlin

Linda C. Coughlin
President
Scudder Global Bond Fund


--------------------------------------------------------------------------------
                         AARP Investment Program        Scudder Class S

           Web site:        aarp.scudder.com             myScudder.com
          Toll-free:         1-800-253-2277              1-800-SCUDDER
--------------------------------------------------------------------------------

Performance Update
--------------------------------------------------------------------------------
                                                                  April 30, 2001
--------------------------------------------------------------------------------
Growth of a $10,000 Investment
--------------------------------------------------------------------------------
THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART DATA:
                                                Salomon Brothers Currency-Hedged
Scudder Global Bond Fund Salomon Brothers World    World Government Bond Index
-- Class S               Government Bond Index*          (1-3 years)**

         1991    10000               10000             10000
         1992    11008               11235             10815
         1993    11775               13102             10990
         1994    12082               13816             11968
         1995    12194               15956             12653
         1996    12642               16429             13524
         1997    12764               16553                 0
         1998    13779               17880                 0
         1999    14846               19347                 0
         2000    14126               18677                 0
         2001    15041               18917                 0


                              Yearly periods ended April 30

--------------------------------------------------------------------------------
Fund Index Comparison
--------------------------------------------------------------------------------

                                                          Total Return

                               Growth of                             Average
Period ended 4/30/2001          $10,000            Cumulative         Annual
--------------------------------------------------------------------------------
Scudder Global Bond Fund -- Class S
--------------------------------------------------------------------------------
1 year                         $  10,648                6.48%             6.48%
--------------------------------------------------------------------------------
5 year                         $  11,898               18.98%             3.54%
--------------------------------------------------------------------------------
10 year                        $  15,041               50.41%             4.17%
--------------------------------------------------------------------------------
Salomon Brothers World Government Bond Index*
--------------------------------------------------------------------------------
1 year                         $  10,129                1.29%             1.29%
--------------------------------------------------------------------------------
5 year                         $  11,514               15.14%             2.86%
--------------------------------------------------------------------------------
10 year                        $  18,917               89.17%             6.58%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Returns and Per Share Information
--------------------------------------------------------------------------------
THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE ILLUSTRATING THE FUND TOTAL RETURN (%) AND INDEX TOTAL RETURN (%)



                1992   1993   1994  1995   1996   1997   1998   1999  2000   2001
------------------------------------------------------------------------------------
Class Total
Return (%)     10.08   6.97   2.61   .93   3.67    .97   7.95   7.74 -4.85   6.48
------------------------------------------------------------------------------------
Index Total
Return (%)      8.15   7.40   3.04  5.72   2.97    .75   8.02   8.21 -3.46   1.29
------------------------------------------------------------------------------------
Net Asset
Value ($)      11.95  11.72  11.12 10.39  10.00   9.51   9.62   9.80  8.87   9.01
------------------------------------------------------------------------------------
Dividends ($)   1.14   1.01    .91   .84    .76    .60    .63    .55   .45    .42
------------------------------------------------------------------------------------
Capital Gains
Distributions
($)             --    .02     --    --     --     --     --     --    --     --
------------------------------------------------------------------------------------

* The unmanaged Salomon Brothers World Government Bond Index consists of worldwide fixed-rate government bonds with remaining maturities greater than one year. Index returns assume reinvested dividends and, unlike Fund returns, do not reflect any fees or expenses.

** On December 27, 1995, the Fund adopted its current name and objectives. Prior to that date, the Fund was known as the Scudder Short Term Global Income Fund and its investment objective was to provide high current income through short-term instruments. Since adopting its current objectives, the cumulative return is 15.46%. Prior to December 27, 1995, the Salomon Brothers Currency-Hedged World Government Bond Index (1-3 years) was used as a comparative index.

   On September 22, 2000, existing shares of the Fund were redesignated as Class
   S. On October 2, 2000, the Fund commenced offering Class AARP shares. The total return information provided is for the Fund's Class S shares.

   All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Advisor had not maintained expenses, the total returns for the Class for the one-year, five-year and ten-year periods would have been lower.

Portfolio Summary
--------------------------------------------------------------------------------
                                                                  April 30, 2001



--------------------------------------------------------------------------------
Geographical Exposure
--------------------------------------------------------------------------------
                                    Relative to its benchmark, the fund has been
                                overweight or neutral to the U.S. as the economy
                                         has slowed and the U.S. bond market has
                                performed well in comparison with other regions.

U.S.                      39.0%
Germany                   11.8%
Italy                      9.1%
U.K.                       7.7%
France                     6.8%
Norway                     5.4%
Austria                    4.1%
Japan                      4.1%
Canada                     4.0%
Denmark                    2.8%
Ireland                    1.2%
Mexico                     1.1%
Brazil                     0.7%
Other                      2.2%
----------------------------------
                         100.0%
----------------------------------


--------------------------------------------------------------------------------
Interest Rate Exposure
--------------------------------------------------------------------------------
                                 The supply/demand imbalance created by the U.S.
                                government's buyback of debt, along with reduced
                                   issuance of Treasury securities, has improved
                                            the outlook for U.S. interest rates.

U.S.                      41.3%
Euro                      35.8%
Japan                     12.0%
Norway                     5.4%
U.K.                       4.5%
Germany                    1.0%
----------------------------------
                         100.0%
----------------------------------



--------------------------------------------------------------------------------
Currency Exposure (a)
--------------------------------------------------------------------------------
                                 We remain cautiously positive on the dollar due
                                to the global slowdown, but look for the euro to
                                           recover over the next several months.

U.S.                      76.7%
Euro                      16.8%
Norway                     5.4%
Germany                    1.0%
Japan                      0.1%
----------------------------------
                         100.0%
----------------------------------

(a) Currency exposure after taking into account the effects of foreign currency options, futures and forward contracts.

For more complete details about the Fund's investment portfolio, see page 18. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Portfolio Management Discussion
--------------------------------------------------------------------------------
                                                                  April 30, 2001

In the following interview, Lead Portfolio Manager Jan Faller and Portfolio Manager Jack Janasiewicz discuss Scudder Global Bond Fund's strategy and the market environment for the six-month period ended April 30, 2001.

                     Q: How did the fund perform over the six months ended April 30, 2001?

                     A: The fund's Class S shares provided a total return of 4.59% over the past six months, compared to a 2.06% return for its benchmark, the Salomon Brothers World Government Bond Index (the Salomon Index), and a 4.15% return for the average global income fund, as tracked by Lipper, Inc. The positive return for bonds during this period results from the economic slowdown we have witnessed -- most dramatically in the United States but elsewhere around the globe as well. The outperformance of the fund relative to its benchmark is predominantly due to currency hedge management, but both country exposure and emerging markets holdings also contributed.

                     Q: How would you characterize market conditions during this period?

                     A: The market faced increased volatility in nearly all sectors and uncertainty about the resilience of the U.S. economy. The volatility in stocks made bonds look appealing -- as seen in a "flight to quality" in which investors sold more risky assets in favor of holdings that appeared more stable. In sympathy with equity markets, the U.S. high-yield bond market was also extremely volatile over the past six months. After rallying dramatically in December and January, losses, particularly from telecommunications issues, hurt the high-yield sector in February and March.

                     Emerging markets debt held up remarkably well through the early part of 2001, but then Argentina began to suffer from the weight of its debt burden in the face of slow economic growth, which raised investor concerns about its ability to repay. Argentina is a large enough country that

--------------------------------------------------------------------------------

                     struggles there have a contagion effect that hurts the performance of emerging markets in general.

                     Much of the focus during this time was on U.S. growth. First, the question was whether the U.S. economy would undergo a soft or hard landing. As conditions evolved, it became apparent that the slowdown would be significant, so a new question arose: "Will it be a quick, V-shaped rebound or a more gradual, U-shaped recovery?" Over the past month, the dominant focus has been on the U.S. labor market. If unemployment remains low enough for consumer confidence not to erode, the recovery in the U.S. should manifest itself quite quickly. Conversely, should labor markets weaken substantially and consumers close their wallets, the recovery could be further off. Meanwhile, evidence that the Euro-bloc also is slowing continues to mount. Japan continues to stagnate, unable to spur the growth needed to pull the country out of its prolonged recession.

                     Against this backdrop, major central banks all have begun to lower interest rates: By mid-May, the Federal Reserve Board had reduced short-term interest rates by 250 basis points (2.5%), while Japan returned to its zero-interest-rate policy and is seeking to make more money available to the economy by adding reserves to the banking system. The European Central Bank (ECB), however, has been cautious about reducing rates, citing concerns about inflationary pressures due to labor demands and rising energy costs.

                     Q: What were some of the key factors affecting the fund's performance?

                     A: Currency management played the most significant role in performance. The yen weakened from below 110 to the dollar to over 120 and the fund was substantially hedged against the fall in the currency during that time. This protected the dollar value of the fund while also helping the fund beat its benchmark. Hedge management also helped with regard to the fund's euro exposure. After a strong rally in December, eroding growth expectations

--------------------------------------------------------------------------------

                     from the Euro-bloc caused the euro to fall back to as low as 0.88 to the dollar in April. Thus, our hedge on the euro holdings helped protect the return of the fund.

                     Country selection also helped. Relative to our benchmark, we have been overweighted or neutral in the U.S. as the economy has slowed and the U.S. bond market has performed well in comparison with that of other regions. Also, our overweighting in Japan has helped performance. More recently, as other countries have sold off, Japan's yields have remained quite stable and, while low, once the hedge is taken into account, the yields are actually quite competitive.

                     Our allocation to emerging markets debt helped late last year and early this year. More recently, as Argentina has begun to experience volatility, and fundamentals in a number of other countries have begun to erode, we have reduced our allocation to emerging markets from approximately 9% to about 4% of assets. This has benefited the fund as emerging market returns have been less attractive in the past few months.

                     Q:  How has weakening global growth affected your strategy?

                     A: The predominant change in strategy results from slowing growth, leading us to make the credit profile of the fund even more conservative. Currently, we have no high-yield exposure, and the corporate credit exposure is very high quality and quite limited. If the slowdown in the U.S. proves to be prolonged and Euro-bloc growth continues to soften, credit spreads (the difference in yields compared to comparable-maturity Treasuries) could widen. As noted earlier, we have reduced our emerging markets debt holdings as well. We are concerned about the outlook for Mexico as a U.S. slowdown could dampen demand for its exports. Volatility in Argentina has had a contagion effect on Brazil and could spread if Argentina's economic growth does not improve over the next few months. Our concern about emerging markets being hurt by a global slowdown is not limited to the countries

--------------------------------------------------------------------------------


                     already noted, but applies to a number of other emerging markets as well. Thus, the emerging market debt in the fund has a bias to higher-quality and lower-volatility securities.

                     Secondarily, the slowdown in global growth has made us more cautious about a weakening U.S. dollar. When it initially appeared the slowdown would be concentrated in the United States, the fear among market participants was that capital flows to the U.S. would drop. This, combined with shrinking growth and interest-rate differentials between the U.S. and Europe was expected to spark a euro rally relative to the dollar. While a rally in the euro did occur in December, the sharp rise was short-lived as growth began to slow in the Euro-bloc, and a flight-to-quality defensiveness made investors return to the U.S. dollar. We remain cautiously positive on the dollar due to the global slowdown, but look for the euro to recover over the next several months. The yen has traded a bit more independently, selling off due to low interest rates and continued stagnant economic conditions in that country.

                     Q: What effect has the continued weakness of the euro had on European bonds?

                     A: A couple of aspects relating to the behavior of the euro have hurt government bonds denominated in that currency. The first is the shrinking interest-rate differential -- short-term U.S. interest rates are now lower than short-term European interest rates. This shift has made the benefit of hedging for a U.S. investor, who was banking on higher U.S. yields to support the dollar and offset some of the exposure to the euro, disappear. Thus, there is less willingness by U.S. investors to hold hedged euro-denominated bonds. Second, the weak euro hurts the inflation picture for the Euro-bloc. This has put the ECB between a rock and a hard place: The bank wants to ease monetary policy to spur growth, but must keep rates close to where they are in order to contain incipient inflation.

--------------------------------------------------------------------------------


                    This uncertainty has made euro bonds less attractive to investors.

                    Q: What percentage of the portfolio consists of emerging market bonds, and what impact have they had on the fund?

                    A: Emerging markets exposure in the fund ranged from 4% to 9% over the past six months. Exposure was at its highest late last year when economic fundamentals and technical factors both were positive for emerging markets. As the U.S. growth picture continued to deteriorate in combination with negative news from Argentina, Brazil, Turkey, and Peru, we initiated two types of trades to reduce emerging market exposure. First, we began to sell lower-quality credits in an effort to keep some exposure to the higher-yielding sector while seeking to reduce risk. Then, as the picture continued to deteriorate, we reduced our exposure to the emerging market sector by approximately half. This has helped the fund as emerging markets outperformed developed markets bonds early in the year, but have not performed as well recently.

                    Q:  How significant was the fund's U.S. exposure?

                    A: The fund held substantial U.S. exposure during the entire six-month period. The U.S. was attractive for several reasons. First, the economic environment shifted from rapid growth to slowdown, creating far more bond-friendly conditions. The Fed's interest-rate reductions also helped bonds because as interest rates decrease, bond prices, which move in the opposite direction, increase. Second, the supply/demand imbalance created by the government's buyback of debt, along with reduced issuance of Treasury securities, also improved the outlook for U.S. interest rates. Third, the persistently strong U.S. dollar made the U.S. attractive relative to Europe and Japan, as noted earlier. Relative to the strong dollar, market uncertainty and decreasing risk appetite among investors led investors to become more defensive, further increasing demand for Treasuries. Our outlook for the U.S.

--------------------------------------------------------------------------------


                    has moderated as equity market volatility seems to have subsided and the flight to quality has been reduced. Further, real (inflation-adjusted) yields in the U.S. have fallen, making Treasuries less attractive. We expect our exposure to the U.S. to be lower over the medium term.

                    Q:  Can you discuss some investments that did not fare well?

                    A: One investment that did not help was our exposure to Japan in March. While high relative real yields made the country attractive, two factors drove up yields during this period. First, news that the government would fund an additional fiscal spending package in an effort to stimulate the economy increased investor concern that an increased supply of government bonds would not be well-received. Japan already has more debt outstanding than any other country in the Salomon Index. Second, political instability surrounding the prime minister of Japan added to the skittishness of the market. Against this backdrop, Japanese ten-year yields jumped from 1.04% to 1.35% in just a few days. Fortunately, the market has rebounded with the election of the new reformist Prime Minister Junichiro Koizumi and news that spending will be curbed.

                    The fund did lose a brief opportunity to increase its credit exposure, particularly to the high-yield sector, in January. High-yield bonds had a very strong month, with yields relative to investment-grade bonds narrowing because of substantial demand and the market conviction that the U.S. economy would experience a V-shaped recovery. The Fed's interest-rate cut early in January provided further support for the high-yield rally early in the year. Other funds in the peer group that had high-yield holdings substantially outperformed those without such exposure; however, relative to the benchmark this had no impact on performance as high-yield bonds are not part of the Salomon Index. More recently, our lack of exposure to the U.S. corporate high-yield market has benefited the fund.

--------------------------------------------------------------------------------


                     Q:  What is your strategy going forward?

                     A: Our primary focus is on the United States and the Euro-bloc. If the U.S. labor market remains strong and consumers continue to spend, we believe that growth should pick up in the medium term. But, if layoffs increase and consumer spending declines, the slowdown could be more protracted. The degree of credit risk in the portfolio is a function of our outlook for the recovery in the U.S. As evidence of recovery mounts, we will add more corporate holdings but, at this point, we remain cautious, mindful that weakness could continue for some time.

                     In Europe, the business cycle also plays an important role in our strategy. As evidence of weakness continues to mount, we will continue to hold a substantial hedge on our European bond position. Similarly, this bond position is in part a function of our Euro-bloc inflation outlook. Inflation in the region has been over the 2% ceiling cited by the ECB, keeping it from adopting a more stimulative monetary policy. We are watching the relationship between growth and inflation in the area; more stable growth will lead us to a more positive outlook on the euro against the U.S. dollar, while containment of inflation will lead to a more positive outlook on interest rates and provide a more positive outlook for the euro.

Glossary of Investment Terms
--------------------------------------------------------------------------------




                Bond An interest-bearing security issued by a government or corporation that obligates the issuer to pay the bondholder a specified amount of interest for a stated period -- usually a number of years -- and to repay the face amount of the bond at its maturity date.

       Credit Spread  The difference in yield between non-Treasury bonds, such as corporate bonds or mortgage-backed securities, and Treasury bonds of comparable maturity. If credit spreads are said to be "narrow," for example, it typically means that the yields of non-government issues have been declining, and their prices rising, compared with Treasury bonds of similar maturity. Such a condition is considered positive for the bond market. In contrast, "widening" spreads are considered to be negative.

   Currency Exchange  The price at which one country's currency can be exchanged
                Rate into another currency. When a country's currency rises relative to other currencies, this decreases the buying power of foreign purchasers of that country's goods and services and tends to hurt the earnings of companies that export; by contrast, a weak currency promotes exports. From the perspective of a U.S. investor in overseas securities, a weakening U.S. dollar adds to total returns, as assets denominated in foreign currencies then translate into more in dollar terms; a strengthening dollar relative to foreign currencies reduces returns to U.S. investors.

       EMU (European The integration of European economies involving, among Monetary Union) other changes, a move to a single currency for member nations. To qualify for EMU membership, nations will be required to meet certain guidelines concerning total governmental debt and annual budget deficits, designed to ensure a strong common currency.

    Futures Contract  An agreement to buy or sell a specific amount of a commodity or financial instrument at a particular price on a stipulated future date. This contrasts with options trading, in which the option buyer may choose whether or not to exercise the option by the exercise date.

             Hedging A strategy used to offset investment risk. Investment managers frequently hedge their exposure to currency changes by buying or selling futures or options contracts. For example, an investor who wishes to buy British bonds but feels that the value of the pound will fall versus the U.S. dollar may buy futures or options on the pound to offset the projected decline in the currency.

     Monetary Policy  The decision of a central bank to control the level of economic activity by either supplying credit through lower interest rates or open market purchases, or by restricting credit through higher rates or open market sales. Looser credit tends to stimulate the economy, while tighter credit tends to calm inflationary forces.

        Total Return  The most common yardstick to measure the performance of a fund. Total return -- annualized or compounded -- is based on a combination of share price changes plus income and capital gain distributions, if any, expressed as a percentage gain or loss in value


           Weighting The allocation of assets -- usually in terms of sectors, (over/under) industries, or countries -- within a portfolio relative to the portfolio's benchmark index or investment universe.

(Source: Zurich Scudder Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)

Investment Portfolio                            as of April 30, 2001 (Unaudited)
--------------------------------------------------------------------------------



                                                                       Principal
                                                                        Amount       Value ($)
-----------------------------------------------------------------------------------------------

Repurchase Agreements 4.7%
 Salomon Smith Barney, 4.62%, to be repurchased                                       ---------
    at $6,424,824 on 5/1/2001* (Cost $6,424,000) ..................     6,424,000     6,424,000
                                                                                      ---------
-----------------------------------------------------------------------------------------------
Foreign Denominated Debt Obligations 60.5%
-----------------------------------------------------------------------------------------------
 British Pounds 6.3%
 General Motors Acceptance Corp., 6.875%, 9/9/2004 ................     1,700,000     2,473,946
 United Kingdom Treasury Bond, 5.75%, 12/7/2009 ...................     1,500,000     2,233,297
 United Kingdom Treasury Bond, 9%, 7/12/2011 ......................     2,100,000     3,925,994
                                                                                      ---------
                                                                                      8,633,237
                                                                                      ---------
 Deutsche Marks 1.0%
 General Electric Capital Corp., 4.5%, 6/10/2003 ..................     3,150,000     1,417,718
                                                                                      ---------
 Euro 35.8%
 Bundesschatzeisungen, 4%, 12/14/2001 .............................     4,300,000     3,801,346
 Buoni Poliennali Del Tes, 4.75%, 7/1/2005 ........................     6,190,000     5,465,793
 Buoni Poliennali Del Tes, 5%, 5/1/2008 ...........................     8,000,000     7,037,597
 Caisse D'Amort Dette Society, 3.375%, 7/12/2004 ..................     6,150,000     5,235,191
 Depfa Pfandbrief Bank, 4.75%, 7/15/2008 ..........................     4,250,000     3,643,861
 Federal Republic of Germany, 6.25%, 1/4/2024 .....................     6,200,000     5,937,913
 Government of France, 4.5%, 7/12/2003 ............................     2,580,000     2,283,076
 Government of France, 5.5%, 4/25/2010 ............................     2,000,000     1,821,165
 Irish Government, 4.6%, 4/18/2016 ................................     2,000,000     1,628,603
 Kredit Fuer Wiederaufbau, 5%, 7/4/2011 ...........................     3,250,000     2,793,699
 Rheinische Hypo Bank, 4.5%, 8/26/2003 ............................     4,300,000     3,788,704
 Tokyo Electric Power Co., 4.375%, 5/14/2009 ......................     3,600,000     2,931,805
 Unilever plc, 5.375%, 12/1/2003 ..................................     3,150,000     2,822,983
                                                                                     ----------
                                                                                     49,191,736
                                                                                     ----------
 Japanese Yen 12.0%
 European Investment Bank, 2.125%, 9/20/2007 ......................   300,000,000     2,637,206
 Federal National Mortgage Association, 2.125%,
    10/9/2007 .....................................................   630,000,000     5,525,806
 KFW International Finance, 1.75%, 3/23/2010 ......................   325,000,000     2,777,884
 Province of Ontario, 1.875%, 1/25/2010 ...........................   642,000,000     5,481,057
                                                                                     ----------
                                                                                     16,421,953
                                                                                     ----------

    The accompanying notes are an integral part of the financial statements.



                                       18


-----------------------------------------------------------------------------------------------


                                                                        Principal
                                                                          Amount      Value ($)
-----------------------------------------------------------------------------------------------
 Norwegian Kroner 5.4%
 Norwegian Government, 9.5%, 10/31/2002 ...........................    65,000,000     7,390,247
                                                                                     ----------
-----------------------------------------------------------------------------------------------
Total Foreign Denominated Debt Obligations (Cost $75,997,056)                        83,054,891
-----------------------------------------------------------------------------------------------
U.S. Denominated Debt Obligations 34.8%
 Autobahn Schnell AG, 6.5%, 2/24/2003 .............................     5,500,000     5,674,515
 Federal National Mortgage Association, 5.125%,
    2/13/2004 .....................................................     2,593,000     2,604,746
 Federal National Mortgage Association, 7.125%,
    1/15/2030 .....................................................     1,650,000     1,772,199
 Federative Republic of Brazil, 10.125%,
    5/15/2027 .....................................................       379,000       280,839
 Federative Republic of Brazil, 14.5%, 10/15/2009 .................       245,000       258,475
 Federative Republic of Brazil - C Bond, Step-up
    Coupon, 8%, 4/15/2014 .........................................       570,142       429,032
 Government National Mortgage Association Pass-thru,
    7% with various maturities to 3/15/2029 .......................     4,116,527     4,163,743
 Government of Malaysia, 8.75%, 6/1/2009 ..........................       250,000       267,606
 IBM Corp., 5.375%, 2/1/2009 ......................................     2,300,000     2,161,218
 Midland Bank plc, 7.625%, 6/15/2006 ..............................     1,500,000     1,598,580
 Republic of Bulgaria, Collateralized Floating Rate Interest
    Reduction Bond, Series A, Step-up Coupon, 3%, 7/28/2012........       320,000       240,800
 Republic of Bulgaria, Interest Arrears Bond, LIBOR plus
    .8125% (6.312%), 7/28/2011 ....................................       485,000       358,900
 Republic of Colombia, 9.75%, 4/23/2009 ...........................       745,000       666,775
 Republic of Panama, 10.75%, 5/15/2020 ............................       575,000       587,938
 Republic of South Africa, 8.5%, 6/23/2017 ........................       525,000       496,125
 Republic of Venezuela, 7.375%, 12/18/2007 ........................       499,995       422,496
 Republic of Venezuela, 9.25%, 9/15/2027 ..........................        50,000        34,625
 U.S. Treasury Bond, 5.25%, 11/15/2028 ............................     2,400,000     2,183,616
 U.S. Treasury Bond, 7.5%, 11/15/2016 (b) .........................     4,005,000     4,686,491
 U.S. Treasury Bond, 8.5%, 2/15/2020 ..............................     1,810,000     2,341,977
 U.S. Treasury Bond, 8.875%, 8/15/2017 ............................     4,315,000     5,685,013
 U.S. Treasury Note, 6%, 8/15/2004 ................................     1,485,000     1,542,544
 U.S. Treasury Note, 6%, 8/15/2009 ................................     2,500,000     2,606,650
 U.S. Treasury Note, 6.5%, 8/15/2005 ..............................     1,000,000     1,062,810
 U.S. Treasury Note, 6.5%, 10/15/2006 .............................     3,725,000     3,981,690
 United Mexican States, 9.875%, 2/1/2010 ..........................       795,000       855,818
 United Mexican States, 11.5%, 5/15/2026 ..........................       575,000       697,188


    The accompanying notes are an integral part of the financial statements.


                                       19


-----------------------------------------------------------------------------------------------

                                                                        Principal
                                                                         Amount       Value ($)
-----------------------------------------------------------------------------------------------
 United Mexican States, Value Recovery Rights, 6/30/2003 ..........       385,000         4,543

-----------------------------------------------------------------------------------------------
Total U.S. Denominated Debt Obligations (Cost $62,003,496)                           47,666,952
-----------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100% (Cost $144,424,552) (a)                          137,145,843
-----------------------------------------------------------------------------------------------

* Repurchase agreements are fully collateralized by U.S. Treasury or government agency securities.

(a) The cost for federal income tax purposes was $145,119,017. At April 30, 2001, net unrealized depreciation for all securities based on tax cost was $7,973,174. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $1,362,895 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $9,336,069.

(b) At April 30, 2001, this security has been pledged to cover, in whole or in part, initial margin requirements for open futures contracts.


--------------------------------------------------------------------------------




   At April 30, 2001, open futures contracts purchased were as follows:

                                                                          Unrealized
                                                 Aggregate                Appreciation
                        Expiration                  Face                 (Depreciation)
    Futures                Date       Contracts    Value ($)   Value ($)       ($)
    ----------------- ------------  --------- ------------  -----------  ------------
    Canadian
   10-Year Bond        6/20/2001       243     16,467,283    16,026,515     (440,768)




   At April 30, 2001, open futures contracts sold were as follows:



                                                                          Unrealized
                                                 Aggregate                Appreciation
                        Expiration                  Face                 (Depreciation)
    Futures                Date       Contracts    Value ($)   Value ($)       ($)
    ----------------- ------------  --------- ------------  -----------  ------------
    Euro Bond           6/8/2001        63      6,097,933     5,983,437      114,496

    Japanese
       10-Year Bond    6/11/2001         5      5,580,442     5,626,162      (45,720)

    U.S. 10-Year
       Treasury Note   6/20/2001        80      8,462,645     8,302,500      160,145
                                                                            --------
    Total net unrealized depreciation on open futures contracts...........  (211,847)
                                                                            --------






    The accompanying notes are an integral part of the financial statements.

Financial Statements
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
Statement of Assets and Liabilities as of April 30, 2001 (Unaudited)
-----------------------------------------------------------------------------------------------
Assets
-----------------------------------------------------------------------------------------------
Investments in securities, at value (cost $144,424,552) ......................   $ 137,145,843
Foreign currency, at value (cost $101,246) ...................................         100,391
Interest receivable ..........................................................       2,515,362
Receivable for Fund shares sold ..............................................          41,568
Unrealized appreciation on forward currency exchange contracts ...............         530,116
                                                                                ---------------
Total assets .................................................................     140,333,280
Liabilities
-----------------------------------------------------------------------------------------------
Dividends payable ............................................................         103,661
Payable for Fund shares redeemed .............................................         104,035
Payable for daily variation margin on open futures contracts .................         108,802
Unrealized depreciation on forward currency exchange contracts ...............           2,275
Accrued management fee .......................................................         293,599
Due to Advisor ...............................................................         107,039
Other accrued expenses and payables ..........................................         100,821

Total liabilities ............................................................         820,232
-----------------------------------------------------------------------------------------------
Net assets, at value                                                             $ 139,513,048
-----------------------------------------------------------------------------------------------
Net Assets
-----------------------------------------------------------------------------------------------
Net assets consist of:
Accumulated distributions in excess of net investment income .................      (3,155,542)
Net unrealized appreciation (depreciation) on:
  Investment securities ......................................................      (7,278,709)
  Futures ....................................................................        (211,847)
  Foreign currency related transactions ......................................         480,307
Accumulated net realized gain (loss) .........................................     (81,782,430)
Paid-in capital ..............................................................     231,461,269
-----------------------------------------------------------------------------------------------
Net assets, at value                                                             $ 139,513,048
-----------------------------------------------------------------------------------------------

Net Asset Value
-----------------------------------------------------------------------------------------------
Class AARP

NetAsset Value, offering and redemption price per share ($330,367 / 36,680
   shares of capital stock outstanding, $.01 par value, 100,000,000 shares      ---------------
   authorized) ...............................................................  $          9.01
                                                                                ---------------

Class S

NetAsset Value, offering and redemption price per share ($139,182,681 /
   15,449,354 shares of capital stock outstanding, $.01 par value, 300,000,000  ---------------
   shares authorized).........................................................  $          9.01
                                                                                ---------------


    The accompanying notes are an integral part of the financial statements.


                                       21


-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
Statement of Operations for the six months ended April 30, 2001 (Unaudited)
-----------------------------------------------------------------------------------------------

Investment Income
-----------------------------------------------------------------------------------------------
Income:
Interest .....................................................................   $   4,075,654
                                                                                ---------------
Expenses:
Management fee ...............................................................         534,220
Administrative fee ...........................................................         267,111
Directors' fees and expenses .................................................           2,889
Other ........................................................................           1,064
                                                                                ---------------
Total expenses ...............................................................         805,284
-----------------------------------------------------------------------------------------------
Net investment income                                                                3,270,370
-----------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
-----------------------------------------------------------------------------------------------
Net realized gain (loss) from:
Investments ..................................................................         845,770
Futures ......................................................................        (219,525)
Foreign currency related transactions ........................................        (146,192)
                                                                                ---------------
                                                                                       480,053
                                                                                ---------------
Net unrealized appreciation (depreciation) during the period on:
Investments ..................................................................       3,063,944
Futures ......................................................................        (112,374)
Foreign currency related transactions ........................................        (464,764)
                                                                                ---------------
                                                                                     2,486,806
-----------------------------------------------------------------------------------------------
Net gain (loss) on investment transactions                                           2,966,859
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                  $   6,237,229
-----------------------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                   Six Months Ended     Year Ended
                                                                    April 30, 2001     October 31,
Increase (Decrease) in Net Assets                                    (Unaudited)             2000
----------------------------------------------------------------------------------------------------
Operations:
Net investment income .............................................   $   3,270,370    $   3,885,925
Net realized gain (loss) on investment
   transactions....................................................         480,053       (3,281,008)
Net unrealized appreciation (depreciation) on
   investment transactions during the period.......................       2,486,806       (1,277,737)
                                                                      -------------    -------------
Net increase (decrease) in net assets resulting
   from operations.................................................       6,237,229         (672,820)
                                                                      -------------    -------------
Distributions to shareholders from:
Net investment income:
  Class AARP ......................................................          (2,244)              (1)
                                                                      -------------    -------------
  Class S .........................................................      (3,242,155)      (1,153,704)
                                                                      -------------    -------------
Tax return of capital:
  Class AARP ......................................................            --                 (2)
                                                                      -------------    -------------
  Class S .........................................................            --         (2,741,877)
                                                                      -------------    -------------
Fund share transactions:
Proceeds from shares sold .........................................      21,008,989       19,776,242
Net assets acquired in tax-free reorganization ....................            --         81,108,097
Reinvestment of distributions .....................................       2,555,442        2,898,325
Cost of shares redeemed ...........................................     (30,413,451)     (40,808,765)
                                                                      -------------    -------------
Net increase (decrease) in net assets from Fund
   share transactions .............................................      (6,849,020)      62,973,899
                                                                      -------------    -------------
Increase (decrease) in net assets .................................      (3,856,190)      58,405,495
Net assets at beginning of period .................................     143,369,238       84,963,743

Net assets at end of period (including accumulated
distributions in excess of net investment income                      -------------    -------------
of $3,155,542 and $3,181,513, respectively) .......................   $ 139,513,048    $ 143,369,238
                                                                      -------------    -------------


    The accompanying notes are an integral part of the financial statements.

Financial Highlights
--------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.


Class AARP
--------------------------------------------------------------------------------
                                                             2001(a)   2000(b)
--------------------------------------------------------------------------------
Net asset value, beginning of period                       $ 8.82     $ 8.86
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income                                       .21        .03
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment
  transactions                                                .19       (.04)
--------------------------------------------------------------------------------
  Total from investment operations                            .40       (.01)
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                      (.21)      (.01)
--------------------------------------------------------------------------------
  Tax return of capital                                        --       (.02)
--------------------------------------------------------------------------------
  Total distributions                                        (.21)      (.03)
--------------------------------------------------------------------------------
Net asset value, end of period                             $ 9.01     $ 8.82
--------------------------------------------------------------------------------
Total Return (%)                                             4.51**     (.11)**
--------------------------------------------------------------------------------
Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                       .330       .001
--------------------------------------------------------------------------------
Ratio of expenses (%)                                        1.13*      1.13*
--------------------------------------------------------------------------------
Ratio of net investment income (%)                           4.59*      4.23*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                                    51*        95
--------------------------------------------------------------------------------

(a) For the six months ended April 30, 2001 (Unaudited).

(b) For the period from October 2, 2000 (commencement of sales of Class AARP shares) to October 31, 2000.

*   Annualized

**  Not annualized

--------------------------------------------------------------------------------
The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Class S

------------------------------------------------------------------------------------
Years Ended October 31,         2001(a)   2000     1999     1998     1997    1996
------------------------------------------------------------------------------------
Net asset value, beginning of
period                         $ 8.83   $ 9.34   $ 9.92   $ 9.71   $10.25  $10.53
------------------------------------------------------------------------------------
Income (loss) from investment operations:

  Net investment income           .21      .44      .49      .62      .59     .67
------------------------------------------------------------------------------------
  Net realized and unrealized
  gain (loss) on investment
  transactions                    .18     (.51)    (.58)     .21     (.54)   (.28)
------------------------------------------------------------------------------------
  Total from investment
  operations                      .39     (.07)    (.09)     .83      .05     .39
------------------------------------------------------------------------------------
Less distributions from:
  Net investment income          (.21)    (.13)    (.33)    (.60)    (.14)   (.42)
------------------------------------------------------------------------------------
  Tax return of capital            --     (.31)    (.16)    (.02)    (.45)   (.25)
------------------------------------------------------------------------------------
  Total distributions            (.21)    (.44)    (.49)    (.62)    (.59)   (.67)
------------------------------------------------------------------------------------
Net asset value, end of period $ 9.01   $ 8.83   $ 9.34   $ 9.92   $ 9.71  $10.25
------------------------------------------------------------------------------------
Total Return (%)                 4.48**   (.84)(b) (.99)(b) 8.91(b)   .66(b) 3.97(b)
------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
------------------------------------------------------------------------------------
Net assets, end of period
($ millions)                      139      143       85      108      135     217
------------------------------------------------------------------------------------
Ratio of expenses before
expense
reductions (%)                   1.13*    1.49(c)  1.41     1.48     1.39    1.28
------------------------------------------------------------------------------------
Ratio of expenses after
expense
reductions (%)                   1.13*    1.20(c)  1.16     1.00     1.00    1.00
------------------------------------------------------------------------------------
Ratio of net investment
income (%)                       4.59*    4.81     5.04     6.43     6.00    6.67
------------------------------------------------------------------------------------
Portfolio turnover rate (%)        51*      95      149      218      257     336
------------------------------------------------------------------------------------

(a) For the six months ended April 30, 2001 (Unaudited).

(b) Total returns would have been lower had certain expenses not been reduced.

(c)The ratios of operating expenses excluding costs incurred in connection with the reorganization in fiscal 2000 before and after expense reductions were 1.40% and 1.14%, respectively.

   On December 27, 1995, the Fund adopted its current name and objectives. Prior to that date, the Fund was known as the Scudder Short Term Global Income Fund and its investment objective was to provide high current income through short-term instruments. Financial information prior to December 27, 1995 should not be considered representative of the present Fund.

*  Annualized

** Not annualized

Notes to Financial Statements                                        (Unaudited)
--------------------------------------------------------------------------------

A. Significant Accounting Policies

Scudder Global Bond Fund (the "Fund") is a non-diversified series of Global/International Fund, Inc., (the "Corporation"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland corporation.

The Fund offers multiple classes of shares. The two classes of shares provide investors with different purchase options. Shares of Class AARP are especially designed for members of AARP. After December 29, 2000, Class S shares of the Fund are generally not available to new investors.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of both classes, except that each class bears certain expenses unique to that class. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Corporation, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Directors.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the

--------------------------------------------------------------------------------


prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment transactions.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). During the period, the Fund purchased interest rate futures to manage the duration of the portfolio and as a temporary substitute for purchasing selected investments and the Fund also sold interest rate futures to hedge against declines in the value of portfolio securities.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

--------------------------------------------------------------------------------

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. During the period, the Fund utilized forward contracts as a hedge against changes in the exchange rates relating to foreign currency denominated assets.

Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain/loss is recorded daily. Sales and purchases of forward contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain
(loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward contract to buy and a forward contract to sell are included in net realized and unrealized gain
(loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At October 31, 2000, the Fund had a net tax basis capital loss carryforward of approximately $82,298,000, which may be applied against any realized net taxable gains of each succeeding year until fully utilized or until October 31, 2001 ($64,329,000), October 31, 2002 ($6,779,000), October 31, 2003 ($5,010,000),
October 31, 2004 ($737,000), October 31, 2005 ($494,000), October 31, 2006
($2,311,000), October 31, 2007 ($1,557,000) and October 31, 2008 ($1,081,000),
the respective expiration dates, whichever occurs first.

A portion of the losses attributable to Scudder Global Bond Fund incurred prior to its merger with Scudder International Bond Fund may be limited in their usability.

Distribution of Income and Gains. All of the net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. Effective May 1, 2001, all of the net investment income of the Fund will be declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in options, futures, forward foreign currency exchange contracts and foreign currency denominated investments. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis.

All discounts are accreted for both tax and financial reporting purposes.

B. Purchases and Sales of Securities

During the six months ended April 30, 2001, purchases and sales of investment securities (excluding short-term investments and U.S. government obligations) aggregated $28,774,377 and $30,185,003, respectively. Purchases and sales of U.S. government obligations aggregated $5,860,309 and $14,498,417, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement (the "Management Agreement") between the Fund and Zurich Scudder Investments, Inc., formerly Scudder Kemper Investments, Inc., ("ZSI" or the "Advisor"), the Advisor directs the investments of the Fund in accordance

--------------------------------------------------------------------------------

with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.75% of the first $1,000,000,000 of average daily net assets and 0.70% of such assets in excess of $1,000,000,000, computed and accrued daily and payable monthly.

Accordingly, for the six months ended April 30, 2001, the fee pursuant to the Management Agreement amounted to $534,220, which was equivalent to an annualized effective rate of 0.75% of the Fund's average daily net assets.

Administrative Fee. Under the Administrative Agreement (the "Administrative Agreement"), the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by ZSI under its Management Agreement with the Fund, as described above) in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.375% and 0.375%, respectively, of average daily net assets for Class AARP and Class S, computed and accrued daily and payable monthly.

Various third party service providers, some of which are affiliated with ZSI, provide certain services to the Fund under the Administrative Agreement. Scudder Fund Accounting Corporation, a subsidiary of ZSI, computes the net asset value for the Fund and maintains the accounting records of the Fund. Scudder Service Corporation, also a subsidiary of ZSI, is the transfer, shareholder service and dividend-paying agent for the shares of the Fund. Scudder Trust Company, an affiliate of ZSI, provides subaccounting and recordkeeping services for shareholders in certain retirement and employee benefit plans. In addition, other service providers, not affiliated with ZSI, provide certain services (i.e., custody, legal, audit) to the Fund under the Administrative Agreement. ZSI will pay the service providers for the provision of their services to the Fund and will pay other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of the Fund will not be borne by ZSI under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Directors (including the fees and expenses of their independent counsel). For the six months ended April 30, 2001, the Administrative Fee was as follows:



Administrative Fee                                      Total        Unpaid at
                                                     Aggregated   April 30, 2001
--------------------------------------------------------------------------------
Class AARP........................................     $     181        $     31
Class S...........................................       266,930          45,569
                                                       ---------        --------
                                                       $ 267,111        $ 45,600
                                                       ---------        --------

Directors' Fees and Expenses. The Fund pays each of its Directors not affiliated with the Advisor an annual retainer, plus specified amounts for attended board and committee meetings. For the six months ended April 30, 2001, Directors' fees and expenses aggregated $2,889.

Other Related Parties. AARP through its affiliates, monitors and approves the AARP Investment Program from ZSI. The Advisor has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in Class AARP shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by the Advisor. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% for the first $6,000,000,000 of net assets, 0.06% for the next $10,000,000,000 of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

D. Commitments

As of April 30, 2001, the Fund had entered into the following forward foreign currency exchange contracts resulting in net unrealized appreciation of $527,841.

                                                                 Net Unrealized
                                                    Settlement    Appreciation
  Contracts to Deliver       In Exchange For           Date      (Depreciation)
--------------------------------------------------------------------------------
JPY     2,005,077,563    USD        16,540,133       5/7/2001     $      318,875
GBP         6,229,678    USD         8,902,210      5/30/2001            (2,275)
EUR        19,377,012    USD        17,391,837       7/9/2001            197,068
EUR        10,195,078    USD         9,061,080       7/9/2001             14,173
                                                                  --------------
                                                                  $      527,841
                                                                  --------------

    Currency Abbreviation
--------------------------------------------------------------------------------
    EUR        Euro                      JPY        Japanese Yen
    GBP        British Pound             USD        U.S. Dollar

--------------------------------------------------------------------------------

E. Line of Credit

The Fund and several other affiliated Funds (the "Participants") share in a $1 billion revolving credit facility with J.P. Morgan Chase & Co. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5%. The Fund may borrow up to a maximum of 33% of its net assets under the agreement.

F. Acquisition of Assets

On September 22, 2000, the Fund acquired all the net assets of Scudder International Bond Fund pursuant to a plan of reorganization approved by shareholders on July 13, 2000. The acquisition was accomplished by a tax-free exchange of 9,154,575 Class S shares of the Fund for 9,160,779 shares of Scudder International Bond Fund outstanding on September 22, 2000. Scudder International Bond Fund's net assets at that date ($81,108,097), including $6,632,293 of net unrealized depreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $66,437,392. The combined net assets of the Fund immediately following the acquisition were $147,545,489.

G. Adoption of New Accounting Principle

The Fund will adopt the provisions of AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. The revised Audit and Accounting Guide will require the Fund to amortize premium on all fixed-income securities. Upon initial adoption, the Fund will be required to adjust the cost of certain of its fixed-income securities by the cumulative amount of amortization that would have been recognized had amortization been in effect from the purchase date of each holding. The adoption of this accounting principle will not affect the Fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain (loss) in the Statement of Operations.

--------------------------------------------------------------------------------

H. Share Transactions

The following table summarizes shares of capital stock and dollar activity in the Fund:




                           Six Months Ended                     Year Ended
                            April 30, 2001                  October 31, 2000*
                   ------------------------------------------------------------------
                       Shares           Dollars          Shares           Dollars

Shares sold
-------------------------------------------------------------------------------------
Class AARP..........       39,761   $      362,222           113      $        1,000
Class S.............    2,267,097       20,646,767     2,225,928          19,775,242
                                    ---------------                   --------------
                                    $   21,008,989                    $   19,776,242
                                    ---------------                   --------------

Shares issued in a tax-free reorganization
-------------------------------------------------------------------------------------
Class S.............           --   $           --     9,154,575      $   81,108,097

Shares issued to shareholders in reinvestment of distributions
-------------------------------------------------------------------------------------
Class AARP..........          211   $        1,916             0**    $            3
Class S.............      280,271        2,553,526       323,475           2,898,322
                                    --------------                    --------------
                                    $    2,555,442                    $    2,898,325
                                    --------------                    --------------
Shares redeemed
-------------------------------------------------------------------------------------
Class AARP..........       (3,405)  $      (31,138)           --       $          --
Class S.............   (3,336,237)     (30,382,313)   (4,559,106)        (40,808,765)
                                    --------------                    --------------
                                    $  (30,413,451)                    $ (40,808,765)
                                    --------------                    --------------
Net increase (decrease)
-------------------------------------------------------------------------------------
Class AARP..........       36,567   $      333,000           113      $        1,003
Class S.............     (788,869)      (7,182,020)    7,144,872          62,975,988
                                    --------------                    --------------
                                    $   (6,849,020)                   $   62,976,991
                                    --------------                    --------------

* Class AARP shares are for the period from October 2, 2000 (commencement of sales of Class AARP) to October 31, 2000.

** Fractional shares.

--------------------------------------------------------------------------------

I. Subsequent Event

On June 15, 2001, the Fund acquired all the net assets of Kemper Global Income Fund pursuant to a plan of reorganization approved by shareholders on May 24, 2001. The acquisition was accomplished by a tax-free exchange of 4,060,907 Class A shares, 479,430 Class B shares and 127,084 Class C shares of the Fund, respectively, for 4,725,152 Class A shares, 556,057 Class B shares and 146,999 Class C shares of Kemper Global Income Fund, respectively, outstanding on June 15, 2001. Kemper Global Income Fund's net assets at that date ($42,098,231), including $1,650,094 of unrealized depreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $137,776,289. The combined net assets of the Fund immediately following the acquisition were $179,874,520.

Officers and Directors
--------------------------------------------------------------------------------
 Linda C. Coughlin*
   o  President and Director

 Henry P. Becton, Jr.
   o  Director; President, WGBH
      Educational Foundation

 Dawn-Marie Driscoll
   o  Director; President, Driscoll
      Associates; Executive Fellow,
      Center for Business Ethics, Bentley
      College

 Edgar R. Fiedler
   o  Director; Senior Fellow and
      Economic Counsellor, The
      Conference Board, Inc.

 Keith R. Fox
   o  Director; General Partner,
      The Exeter Group of Funds

 Jean Gleason Stromberg
   o  Director; Consultant

 Jean C. Tempel
   o  Director; Managing Director,
      First Light Capital, LLC

 Steven Zaleznick
   o  Director; President and
      Chief Executive Officer,
      AARP Services, Inc.

 Thomas V. Bruns*
   o  Vice President

 Jan C. Fallerl*
   o  Vice President

 William F. Glavin*
   o  Vice President

 William E. Holzer*
   o  Vice President

 James E. Masur*
   o  Vice President

 Gerald J. Moran*
   o  Vice President

 Howard S. Schneider*
   o  Vice President

 John Millette*
   o  Vice President and Secretary

 Kathryn L. Quirk*
   o  Vice President and
      Assistant Secretary

 John R. Hebble*
   o  Treasurer

 Brenda Lyons*
   o  Assistant Treasurer

 Caroline Pearson*
   o  Assistant Secretary

 *Zurich Scudder Investments, Inc.

Investment Products and Services
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Scudder Funds
--------------------------------------------------------------------------------

Money Market                                U.S. Growth
  Scudder U.S. Treasury Money Fund
  Scudder Cash Investment Trust             Value
  Scudder Money Market Series --              Scudder Large Company Value Fund
   Prime Reserve Shares                       Scudder Value Fund
   Premium Shares                             Scudder Small Company Value Fund
   Managed Shares
  Scudder Tax Free Money Fund               Growth
                                              Scudder Classic Growth Fund
Tax Free                                      Scudder Capital Growth Fund
  Scudder Medium Term Tax Free Fund           Scudder Large Company Growth Fund
  Scudder Managed Municipal Bonds             Scudder Select 1000 Growth Fund
  Scudder High Yield Tax Free Fund            Scudder Development Fund
  Scudder California Tax Free Fund            Scudder Small Company Stock Fund
  Scudder Massachusetts Tax Free Fund         Scudder 21st Century Growth Fund
  Scudder New York Tax Free Fund
                                            Global Equity
U.S. Income
  Scudder Short Term Bond Fund              Worldwide
  Scudder GNMA Fund                           Scudder Global Fund
  Scudder Income Fund                         Scudder International Fund
  Scudder High Yield Opportunity Fund         Scudder Global Discovery Fund
                                              Scudder Emerging Markets Growth Fund
Global Income                                 Scudder Gold Fund
  Scudder Global Bond Fund
  Scudder Emerging Markets Income Fund      Regional
                                              Scudder Greater Europe Growth Fund
Asset Allocation                              Scudder Pacific Opportunities Fund
  Scudder Pathway Conservative Portfolio      Scudder Latin America Fund
  Scudder Pathway Moderate Portfolio          The Japan Fund, Inc.
  Scudder Pathway Growth Portfolio
                                            Industry Sector Funds
U.S. Growth and Income                        Scudder Health Care Fund
  Scudder Balanced Fund                       Scudder Technology Innovation Fund
  Scudder Dividend & Growth Fund
  Scudder Growth and Income Fund
  Scudder Select 500 Fund
  Scudder S&P 500 Index Fund




                                       36


--------------------------------------------------------------------------------
Retirement Programs and Education Accounts
--------------------------------------------------------------------------------

 Retirement Programs                        Education Accounts
   Traditional IRA                            Education IRA
   Roth IRA                                   UGMA/UTMA
   SEP-IRA                                    IRA for Minors
   Inherited IRA
   Keogh Plan
   401(k), 403(b) Plans
   Variable Annuities

--------------------------------------------------------------------------------
Closed-End Funds
--------------------------------------------------------------------------------

   The Argentina Fund, Inc.                 Montgomery Street Income Securities, Inc.
   The Brazil Fund, Inc.                    Scudder Global High Income Fund, Inc.
   The Korea Fund, Inc.                     Scudder New Asia Fund, Inc.


Scudder funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance. There is no assurance that the objective of any fund will be achieved, and fund returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than their original cost.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The services and products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Scudder Investor Services, Inc.

Account Management Resources
--------------------------------------------------------------------------------

For shareholders of Scudder funds including those in the AARP Investment Program

           Convenient      Automatic Investment Plan
      ways to invest,
          quickly and      A convenient investment program in which money is
             reliably      electronically debited from your bank account monthly
                           to regularly purchase fund shares and "dollar cost average" -- buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*

                           Automatic Dividend Transfer

                           The most timely, reliable, and convenient way to purchase shares -- use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).

                           QuickBuy

                           Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.

                           Payroll Deduction and Direct Deposit

                           Have all or part of your paycheck -- even government checks -- invested in up to four Scudder funds at one time.

                           * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.

          Around-the-      Automated Information Lines
     clock electronic
              account      Scudder Class S Shareholders:
          service and      Call SAIL(TM) -- 1-800-343-2890
         information,
       including some      AARP Investment Program Shareholders:
         transactions      Call Easy-Access Line -- 1-800-631-4636

                           Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.

                           Web Site

                           Scudder Class S Shareholders --
                           myScudder.com

                           AARP Investment Program Shareholders --
                           aarp.scudder.com

                           Personal Investment Organizer: Offering account information and transactions, interactive worksheets, prospectuses and applications for all Scudder funds, plus your current asset allocation, whenever you need them. Scudder's site also provides news about Scudder funds, retirement planning information, and more.

--------------------------------------------------------------------------------

            Those who      Automatic Withdrawal Plan
            depend on
           investment      You designate the bank account, determine the
         proceeds for      schedule (as frequently as once a month) and amount
      living expenses      of the redemptions, and Scudder does the rest.
      can enjoy these
          convenient,      Distributions Direct
          timely, and
             reliable      Automatically deposits your fund distributions into
            automated      the bank account you designate within three business
           withdrawal      days after each distribution is paid.
             programs
                           QuickSell

                           Provides speedy access to your money by
                           electronically crediting your redemption proceeds to the bank account you previously designated.

             For more      Scudder Class S Shareholders:
          information
          about these      Call a Scudder representative at
             services      1-800-SCUDDER

                           AARP Investment Program Shareholders:

                           Call an AARP Investment Program representative at 1-800-253-2277

       Please address      For Scudder Class S Shareholders:
          all written
       correspondence      Scudder Investments
                   to      PO Box 219669
                           Kansas City, MO
                           64121-9669

                           For AARP Investment Program Shareholders:

                           AARP Investment Program
                           from Scudder Investments
                           PO Box 219735
                           Kansas City, MO
                           64121-9735

About the Fund's Advisor

Zurich Scudder Investments, Inc., a leading global investment management firm, is a member of the Zurich Financial Services Group. Zurich Scudder Investments is one of the largest and most experienced investment management organizations in the world, managing more than USD 370 billion in assets for corporate clients, retirement and pension plans, insurance companies, mutual fund investors, and individuals worldwide. Headquartered in New York, Zurich Scudder Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies.

Headquartered in Zurich, Switzerland, Zurich Financial Services Group is one of the global leaders in the financial services industry, providing its customers with products and solutions in the area of financial protection and asset accumulation.




This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.




AARP Investment Program
from Scudder Investments
PO Box 219735
Kansas City, MO 64121-9735
1-800-253-2277
aarp.scudder.com

Scudder Investments
PO Box 219669
Kansas City, MO 64121-9669
1-800-SCUDDER
myScudder.com


SCUDDER
INVESTMENTS


A member of [LOGO] Zurich Scudder Investments